Exhibit 99.1

Behringer Harvard Opportunity REIT II, Inc. 2011 Fourth Quarter Update

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the availability of cash flow from operating activities for capital expenditures; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt financings as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; impairment charges; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2011, each as filed with the Securities and Exchange Commission.

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com

Agenda Recent Board Actions History of the REIT Financial Review 2011 Acquisitions/Strategy Questions

Special Distribution $0.50 Special distribution as a result of disposition of PAL, El Cajon, Archibald Business Center and Palms of Monterrey Payable May 10, 2012 to owners of record on April 3, 2012 Share price will be adjusted to $9.50 per share Walked down share price reflects asset dispositions First estimated per share valuation no later than 18 months from March 15, 2012.

Recent Board Actions $0.50 Special distribution as a result of disposition of PAL, El Cajon, Archibald Business Center and Palms of Monterrey Cease regular distribution in favor of those arising from proceeds distributable from asset sales Restricted redemptions1 to death, qualifying disability or confinement to long-term care facility only Capped generally at $250,000 per quarter or $1 million per year Discontinued Distribution Reinvestment Plan 1 Redemption price will be 90% of average share price paid, less any special distributions

2008 Commercial office in Denver 2009 Privatization of Army Housing (PAL) – mezzanine loan 2010 Three multifamily communities Three industrial distribution centers Commercial office in Hamburg, Germany Medical office portfolio Hawaii Hotel 2011 Two student housing communities Two multifamily communities Self-storage facility History of Behringer Harvard Opportunity REIT II, Inc.

Executing the Investment Strategy Fully Loaded Annual Average Return Gain (Cash) Inland Empire Distribution Center (El Cajon) 28% $2.4 Million Archibald Business Center 18% $1.5 Million Palms of Monterrey 28% $6.5 Million Special Distribution $10.4 Million

Portfolio Debt

Description	Notes Payable as of December 31, 2011	2010	Interest Rate	Maturity Date	Percentage of Total
1875 Lawrence	$ 21,016	$ 19,363	30-day LIBOR + 2.5% (1)(2)	12/31/12	8.8%
Archibald Business Center	-	6,100	10%	11/01/13	0.0%
Interchange Business Center	19,619	18,120	30-day LIBOR + 5% (1)(3)	12/01/13	8.2%
Holstenplatz	10,084	10,445	3.887%	04/30/15	4.2%
Courtyard Kauai at Coconut Beach Hotel	38,000	38,000	30-day LIBOR + .95% (1)	11/09/15	15.8%
Florida MOB Portfolio - Palmetto Building	6,222	6,350	4.55%	01/01/16	2.6%
Florida MOB Portfolio - Victor Farris Building	12,542	12,800	4.55%	01/01/16	5.2%
Palms of Monterrey	19,700	19,700	30-day LIBOR + 3.35% (1)(4)	07/01/17	8.2%
Parrot's Landing	29,013	29,500	4.23%	10/01/17	12.1%
Florida MOB Portfolio - Gardens Medical Pavilion	14,713	15,000	4.9%	01/01/18	6.1%
River Club and the Townhomes at River Club (formerly referred to as the UGA Portfolio)	25,200	-	5.26%	05/01/18	10.5%
Babcock Self Storage	2,265	-	5.80%	08/30/18	0.9%
Lakes of Margate	15,383	-	5.49% and 5.92%	01/01/20	6.4%
Arbors Harbor Town	26,000	-	3.985%	01/01/19	10.8%
	$ 239,757	$ 175,378			100.0%

(1) 30-day LIBOR was 0.3% at December 31, 2011.

(2) The loan has a minimum interest rate of 6.25%.

(3) The 30-day LIBOR rate is set at a minimum value of 2.5%.

(4) The loan has a maximum interest rate of 7%.

BEHRINGER HARVARD
OPPORTUNITY REIT II, INC.

11

© 2012 Behringer Harvard

Other Portfolio Assets Asset Strategy Marriott Courtyard Kauai at Coconut Beach Concluding $12 million renovation – on-time, on-budget Reservation volume impacted by renovation Expect improving performance Florida Medical Office Building Portfolio (South Florida) Eight located on hospital campuses $5 million improvement project Reviewing leasing strategy to boost occupancy 1875 Lawrence Commercial office building in Denver Two significant leases expire in 2012 Seeing increasing leasing interest $21 million in debt due at year-end 2012

2011 Acquisitions Acquisition Description Capacity Improvements River Club and Townhomes at River Club Student housing 364 units/ 1128 beds $2 million renovation Lakes at Margate Multifamily 280 units $2.3 million improvement program Arbors Harbor Town Multifamily 345 units $2.8 million improvement program Babcock Self Storage Self-storage 537 units Modest improvements required

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com